                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and A. S. Cleberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for fiscal year ended November 30, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 15 day of January, 1998.
                                               ----


                              /s/ Dennis R. Washington
                              ______________________________________
                              Dennis R. Washington, Chairman

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and A. S. Cleberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for fiscal year ended November 30, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this
Power of Attorney has been signed below on the  15   day of January, 1998.
                                               -----

                              /s/ David H. Batchelder
                              ______________________________________
                              David H. Batchelder
                              Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and A. S. Cleberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for fiscal year ended November 30, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this
Power of Attorney has been signed below on the   15  day of January, 1998.
                                                ----


                              /s/ Leonard R. Judd
                              ______________________________________
                              Leonard R. Judd
                              Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and A. S. Cleberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for fiscal year ended November 30, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 13 day of January, 1998.
                                               ----


                              /s/ William C. Langley
                              ______________________________________
                              William C. Langley
                              Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and A. S. Cleberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for fiscal year ended November 30, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this
Power of Attorney has been signed below on the  15   day of January, 1998.
                                               -----


                                    /s/ Robert S. Miller, Jr.
                                    ______________________________________
                                    Robert S. Miller, Jr.
                                    Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and A. S. Cleberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for fiscal year ended November 30, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 15 day of January, 1998.
                                               ----


                              /s/ Dorn Parkinson
                              ______________________________________
                              Dorn Parkinson
                              Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and A. S. Cleberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for fiscal year ended November 30, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this
Power of Attorney has been signed below on the  15   day of January, 1998.
                                               -----


                              /s/ Terry W. Payne
                              ______________________________________
                              Terry W. Payne
                              Director

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints R. A. Tinstman, S. G. Hanks and A. S. Cleberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf as a director or officer or both, as the case may be, of Morrison Knudsen Corporation, a Delaware corporation, Form 10-K Annual Report for fiscal year ended November 30, 1997, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed below on the 14 day of January, 1998.
                                               ----


                              /s/ John D. Roach
                              ______________________________________
                              John D. Roach
                              Director